UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2019 (December 20, 2018)

FRANKLY INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-55821	98-1230527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 17th Street, 11th Floor

New York, NY 10011

(Address of principal executive offices) (Zip code)

(212) 931-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.02 Termination of a Material Definitive Agreement.

Following the United States Federal Communications Commission’s December 2018 approval of Gray Television, Inc.’s merger with Raycom Media, Inc., Gray terminated its advertising representation agreement (the “Gray Agreement”) with Frankly Inc. (the “Company”), effective as of December 31, 2018. For the nine-month period ending September 30, 2018, revenue under the Gray Agreement accounted for 23.2% of Company’s total revenue.

Item 5.07 Submission of Matters to a Vote of Security Holders.

2018 Annual Meeting of Stockholders

On December 20, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). As of November 19, 2018 (the “Record Date”) there were 2,660,155 issued and outstanding shares of common stock of the Company, no par value (the “Common Stock”), of which approximately 1,380,741 shares of Common Stock of the Company (the “Shareholders”) were represented in person or by proxy at the Annual Meeting, constituting approximately 51.90% of the total issued and outstanding Common Stock of the Company.

The three (3) proposals (the “Proposals”) voted upon at the Annual Meeting were all approved by the Shareholders at the Annual Meeting, and the final results of such voting are set forth below. Details of each of the Proposals can be found in that certain definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 28, 2018 by the Company.

Proposal 1: To elect Tom Rogers, Steven Zenz, Lou Schwartz and Choong Sik Hyun, as directors, each to hold office until the 2019 Annual Meeting of Stockholders or until his successor is elected and qualified:

Nominee	Shares Voted For	Shares Abstained
Tom Rogers	1,257,278	28,958
Steven Zenz	1,257,278	28,958
Louis Schwartz	1,257,278	28,958
Choong Sik Hyun	1,257,278	28,958

Proposal 2: To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Baker Tilly Virchow Krause LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2018.

Shares Voted For	Shares Abstained
1,380,683	58

Proposal 3: For disinterested shareholders to consider, and if thought fit, to pass, with or without variation, an ordinary resolution approving the amended and restated equity incentive plan of the Company.

Shares Voted For	Shares Against
1,093,554	28,987

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLY INC.

Dated: January 3, 2019	By:	/s/ Louis Schwartz
	Name:	Louis Schwartz
	Title:	Chief Executive Officer

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